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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                  MAY 17, 2006

                             WASTE TECHNOLOGY CORP.
             (Exact Name of Registrant as specified in its charter)

                         Commission File Number 0-14443

           Delaware                                      13-2842053
           --------                                      ----------
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)


               5400 Rio Grande Avenue, Jacksonville, Florida 32254
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                     (Address of Principal Executive Office


                                 (904) 355-5558
                                 --------------
                         (Registrant's Telephone number)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(C)) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02    DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
             DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     On May 16, 2006, Ronald L. McDaniel was named to the Company's Board of Directors. Mr. McDaniel has been president of Western-Cullen-Hayes, Inc. since 1980. He was Vice President and General Manager of Western-Cullen-Hayes from 1975 to 1980. From 1957 to 1975 Mr. McDaniel worked for Western-Cullen-Hayes and Burro Crane, an affiliated company, in various capacities including division controller. Mr. McDaniel has a bachelors degree from the University of Dayton and an MBA from the University of Chicago.

     Mr. McDaniel will serve on the Company's Board of Directors' audit committee and will be designated as the Company's independent "financial expert" of that committee.

     There is no arrangement or understanding between Mr. McDaniel and any other person pursuant to which he was elected a Director.


ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(C))     Exhibits

99.1     Press Release dated May 17, 2006.




                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused and authorized this report to be signed on its behalf by the undersigned.

Dated: May 17, 2006

                                       Waste Technology Corp.


                                       By: /s/ William E. Nielsen
                                           -------------------------------------
                                           William E. Nielsen,
                                           Chief Executive Officer